EXHIBIT 99.5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 5
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Current Balance                        Loans          Balance          Balance
--------------------------------------------------------------------------------
<= $333,700.00                           798     $133,674,878            35.45
$333,700.01 - $450,000.00                148       57,970,611            15.37
$450,000.01 - $650,000.00                145       77,616,747            20.58
$650,000.01 - $850,000.00                 50       37,069,772             9.83
$850,000.01 - $1,050,000.00               36       34,001,964             9.02
$1,050,000.01 - $1,250,000.00              6        6,986,550             1.85
$1,250,000.01 - $1,450,000.00              9       12,023,224             3.19
$1,450,000.01 - $1,650,000.00              6        8,953,644             2.37
$1,850,000.01 - $2,050,000.00              1        2,000,000             0.53
$2,050,000.01 - $2,250,000.00              1        2,096,250             0.56
$2,250,000.01 >=                           2        4,695,000             1.25
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Minimum: $31,350.00
Maximum: $2,420,000.00
Average: $313,717.67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Current Gross Rate                     Loans          Balance          Balance
--------------------------------------------------------------------------------
2.751% - 3.000%                            2       $2,421,250             0.64
3.001% - 3.250%                            3        1,554,026             0.41
3.251% - 3.500%                           12        5,135,723             1.36
3.501% - 3.750%                           20       12,787,322             3.39
3.751% - 4.000%                           15        5,508,899             1.46
4.001% - 4.250%                           15        5,740,452             1.52
4.251% - 4.500%                           28       11,404,150             3.02
4.501% - 4.750%                           29       11,889,171             3.15
4.751% - 5.000%                           55       27,727,516             7.35
5.001% - 5.250%                           32       13,215,754             3.50
5.251% - 5.500%                           46       18,585,916             4.93
5.501% - 5.750%                          139       48,839,904            12.95
5.751% - 6.000%                          224       67,089,917            17.79
6.001% - 6.250%                          144       38,690,833            10.26
6.251% - 6.500%                          126       36,725,122             9.74
6.501% - 6.750%                           87       26,826,161             7.11
6.751% - 7.000%                           57       14,055,982             3.73
7.001% - 7.250%                           47        9,271,541             2.46
7.251% - 7.500%                           43        8,116,446             2.15
7.501% - 7.750%                           39        5,859,137             1.55
7.751% - 8.000%                           36        5,212,285             1.38
8.001% - 8.250%                            1           91,083             0.02
8.251% - 8.500%                            2          340,050             0.09
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Minimum: 3.000%
Maximum: 8.500%
Weighted Average: 5.792%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:25                  Page 1  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 5
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Net Rate                               Loans          Balance          Balance
--------------------------------------------------------------------------------
2.501% - 2.750%                            3       $3,000,276             0.80
2.751% - 3.000%                           13        5,254,723             1.39
3.001% - 3.250%                           10        7,590,400             2.01
3.251% - 3.500%                           18        8,941,674             2.37
3.501% - 3.750%                           14        4,712,445             1.25
3.751% - 4.000%                           20        8,379,548             2.22
4.001% - 4.250%                           31       13,036,925             3.46
4.251% - 4.500%                           37       15,911,398             4.22
4.501% - 4.750%                           50       22,534,040             5.98
4.751% - 5.000%                           40       16,351,698             4.34
5.001% - 5.250%                           48       21,211,200             5.62
5.251% - 5.500%                          163       56,252,973            14.92
5.501% - 5.750%                          208       57,855,612            15.34
5.751% - 6.000%                          148       42,125,613            11.17
6.001% - 6.250%                          116       34,565,470             9.17
6.251% - 6.500%                           88       23,827,939             6.32
6.501% - 6.750%                           44       10,113,480             2.68
6.751% - 7.000%                           51       10,265,231             2.72
7.001% - 7.250%                           34        5,935,284             1.57
7.251% - 7.500%                           63        8,653,070             2.29
7.501% - 7.750%                            1          229,590             0.06
8.001% - 8.250%                            2          340,050             0.09
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Minimum: 2.625%
Maximum: 8.125%
Weighted Average: 5.440%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Index                                  Loans          Balance          Balance
--------------------------------------------------------------------------------
1 Year CMT                                 6       $5,385,250             1.43
1 Year Libor                              19        9,965,052             2.64
6 Month Libor                          1,177      361,738,338            95.93
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Months to Roll                         Loans          Balance          Balance
--------------------------------------------------------------------------------
1                                          1         $491,883             0.13
2                                          2          402,235             0.11
3                                         18       13,192,827             3.50
4                                         42       23,264,617             6.17
5                                         80       36,841,359             9.77
6                                         12        5,878,823             1.56
10                                         1          194,400             0.05
13                                         1           85,677             0.02
18                                        11        2,898,362             0.77
19                                        16        3,581,449             0.95
20                                        80       14,850,977             3.94
21                                       133       32,741,157             8.68
22                                        79       27,519,849             7.30
23                                        79       21,833,184             5.79
28                                         1          138,675             0.04
29                                         1          369,000             0.10
30                                         2        1,154,956             0.31
31                                        15        4,151,176             1.10
32                                         4        1,640,328             0.43
33                                        13        7,716,904             2.05
34                                       161       46,581,163            12.35
35                                       173       49,661,174            13.17
36                                         4        3,368,000             0.89
53                                         1           80,000             0.02
54                                         5        1,336,673             0.35
55                                         5          930,970             0.25
56                                         4        1,638,750             0.43
57                                        15        3,635,146             0.96
58                                       110       28,643,349             7.60
59                                       132       41,635,580            11.04
60                                         1          630,000             0.17
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-07-01
Minimum: 1
Maximum: 60
Weighted Average: 29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:25                  Page 2  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 5
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Gross Margin                           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 2.000%                                 22       $9,662,921             2.56
2.001% - 2.250%                          201       79,814,021            21.17
2.251% - 2.500%                           82       26,296,558             6.97
2.501% - 2.750%                          522      141,591,903            37.55
2.751% - 3.000%                           47       19,154,686             5.08
3.001% - 3.250%                          145       48,661,632            12.90
3.251% - 3.500%                           18        8,852,621             2.35
3.501% - 3.750%                           16        6,994,479             1.85
3.751% - 4.000%                           16        7,733,385             2.05
4.001% - 4.250%                            8        4,471,547             1.19
4.251% - 4.500%                           69       11,107,687             2.95
4.501% - 4.750%                            4          927,750             0.25
4.751% - 5.000%                           36        7,979,927             2.12
5.001% - 5.250%                            2          491,000             0.13
5.251% - 5.500%                            2          735,000             0.19
5.501% - 5.750%                            3          621,584             0.16
5.751% - 6.000%                            3          497,750             0.13
6.001% - 6.250%                            2          309,000             0.08
6.251% - 6.500%                            2          998,042             0.26
6.501% - 6.750%                            1           96,064             0.03
7.001% - 7.250%                            1           91,083             0.02
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Minimum: 1.750%
Maximum: 7.250%
Weighted Average: 2.881%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
First Rate Cap                         Loans          Balance          Balance
--------------------------------------------------------------------------------
1.000%                                    80      $36,343,498             9.64
2.000%                                     7        2,945,379             0.78
3.000%                                   461      126,883,278            33.65
5.000%                                   563      158,290,950            41.98
6.000%                                    89       50,838,034            13.48
7.125%                                     1          520,000             0.14
8.250%                                     1        1,267,500             0.34
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 8.250%
Weighted Average: 4.067%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Periodic Rate Cap                      Loans          Balance          Balance
--------------------------------------------------------------------------------
1.000%                                 1,043     $294,764,139            78.17
2.000%                                    88       41,324,052            10.96
5.000%                                     1          320,000             0.08
6.000%                                    70       40,680,449            10.79
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.652%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:25                  Page 3  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 5
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Maximum Rate                           Loans          Balance          Balance
--------------------------------------------------------------------------------
8.251% - 8.500%                            1         $494,912             0.13
8.751% - 9.000%                            1        1,000,000             0.27
9.001% - 9.250%                            2          799,000             0.21
9.251% - 9.500%                            9        3,564,805             0.95
9.501% - 9.750%                           11        2,581,366             0.68
9.751% - 10.000%                          18        5,757,788             1.53
10.001% - 10.250%                         17        4,854,026             1.29
10.251% - 10.500%                         35       13,547,148             3.59
10.501% - 10.750%                         67       25,890,521             6.87
10.751% - 11.000%                        126       46,139,043            12.24
11.001% - 11.250%                         73       21,872,492             5.80
11.251% - 11.500%                         74       22,282,698             5.91
11.501% - 11.750%                        128       41,143,031            10.91
11.751% - 12.000%                        243       87,180,292            23.12
12.001% - 12.250%                        110       26,294,173             6.97
12.251% - 12.500%                         99       25,494,642             6.76
12.501% - 12.750%                         73       17,809,359             4.72
12.751% - 13.000%                         58       11,364,772             3.01
13.001% - 13.250%                         15        3,631,193             0.96
13.251% - 13.500%                         13        3,427,261             0.91
13.501% - 13.750%                          3          327,050             0.09
13.751% - 14.000%                          2          513,590             0.14
14.001% - 14.250%                          1           91,083             0.02
15.001% - 15.250%                          1          579,026             0.15
15.251% - 15.500%                          1          226,250             0.06
15.501% - 15.750%                          1        2,420,000             0.64
15.751% - 16.000%                          5        1,374,848             0.36
16.251% - 16.500%                          6        2,656,961             0.70
16.501% - 16.750%                          1          633,000             0.17
16.751% - 17.000%                          4        1,407,254             0.37
17.001% - 17.250%                          3        1,471,335             0.39
17.501% - 17.750%                          1          259,722             0.07
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Minimum: 8.500%
Maximum: 17.625%
Weighted Average: 11.755%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
FICO Scores                            Loans          Balance          Balance
--------------------------------------------------------------------------------
Not Available 0                            1         $397,392             0.11
581 - 600                                  1          490,000             0.13
601 - 620                                  6        2,987,690             0.79
621 - 640                                 63       25,667,169             6.81
641 - 660                                151       43,767,572            11.61
661 - 680                                169       54,405,051            14.43
681 - 700                                216       66,028,589            17.51
701 - 720                                178       58,731,451            15.57
721 - 740                                148       42,909,222            11.38
741 - 760                                120       35,912,524             9.52
761 - 780                                 89       28,604,913             7.59
781 - 800                                 47       12,414,477             3.29
801 - 820                                 13        4,772,590             1.27
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 600
Maximum: 814
Weighted Average: 703
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Original Loan To Value Ratio           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 50.00%                                 15       $6,429,174             1.70
50.01% - 55.00%                            8        4,554,550             1.21
55.01% - 60.00%                           13        7,015,388             1.86
60.01% - 65.00%                           23       16,958,869             4.50
65.01% - 70.00%                           87       42,854,886            11.36
70.01% - 75.00%                           85       45,402,601            12.04
75.01% - 80.00%                          808      218,487,038            57.94
80.01% - 85.00%                           24        5,036,299             1.34
85.01% - 90.00%                           66       15,621,224             4.14
90.01% - 95.00%                           62       12,400,511             3.29
95.01% - 100.00%                          11        2,328,100             0.62
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Minimum: 10.20
Maximum: 100.00
Weighted Average: 77.04
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:25                  Page 4  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 5
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Combined Loan To Value Ratio           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 50.00%                                 14       $5,779,174             1.53
50.01% - 55.00%                            7        4,863,550             1.29
55.01% - 60.00%                           10        5,452,888             1.45
60.01% - 65.00%                           11        5,518,901             1.46
65.01% - 70.00%                           43       24,712,327             6.55
70.01% - 75.00%                           56       30,983,388             8.22
75.01% - 80.00%                          213       79,534,267            21.09
80.01% - 85.00%                           39       11,542,661             3.06
85.01% - 90.00%                          337      101,996,777            27.05
90.01% - 95.00%                          271       55,885,751            14.82
95.01% - 100.00%                         201       50,818,956            13.48
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Minimum: 10.20
Maximum: 100.00
Weighted Average: 84.90
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Amortization                           Loans          Balance          Balance
--------------------------------------------------------------------------------
Interest Only                            915     $292,615,491            77.60
Fully Amortizing                         287       84,473,149            22.40
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Top 5 States                           Loans          Balance          Balance
--------------------------------------------------------------------------------
California                               414     $176,932,488            46.92
Virginia                                  57       22,121,463             5.87
New York                                  47       21,601,991             5.73
Florida                                   76       19,475,347             5.16
Georgia                                   77       11,881,165             3.15
Other                                    531      125,076,185            33.17
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Prepay Original Term                   Loans          Balance          Balance
--------------------------------------------------------------------------------
0                                        657     $199,450,688            52.89
6                                         27       13,739,131             3.64
7                                          2          400,000             0.11
12                                        47       26,786,292             7.10
24                                       233       57,857,970            15.34
30                                         1          230,700             0.06
36                                       168       45,902,582            12.17
60                                        67       32,721,277             8.68
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Document Type                          Loans          Balance          Balance
--------------------------------------------------------------------------------
Alternate                                  4       $1,462,102             0.39
Full                                     232       61,869,249            16.41
Limited                                    1          400,000             0.11
No Doc                                   130       37,761,871            10.01
No Ratio                                 111       35,916,452             9.52
Reduced                                  633      198,325,498            52.59
Stated Doc                                91       41,353,467            10.97
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Loan Purpose                           Loans          Balance          Balance
--------------------------------------------------------------------------------
Purchase                                 848     $258,142,570            68.46
Cash Out Refinance                       243       88,366,136            23.43
Rate/Term Refinance                      111       30,579,934             8.11
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Owner Occupancy Status                 Loans          Balance          Balance
--------------------------------------------------------------------------------
Investor                                 602     $115,735,772            30.69
Primary                                  561      245,285,168            65.05
Secondary                                 39       16,067,700             4.26
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:25                  Page 5  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 5
================================================================================



--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Property Type                          Loans          Balance          Balance
--------------------------------------------------------------------------------
Coop                                       4       $1,650,821             0.44
Condominium                              109       27,199,226             7.21
PUD                                      146       41,868,853            11.10
Single Family                            761      254,381,500            67.46
Two- to Four Family                      182       51,988,240            13.79
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                         # of        Aggregate        Aggregate
Stated Remaining Term to Maturity       Loans          Balance          Balance
--------------------------------------------------------------------------------
342                                        1         $530,903             0.14
349                                        1           85,677             0.02
352                                        1          138,675             0.04
353                                        5        1,837,161             0.49
354                                       21        7,547,991             2.00
355                                       37        9,155,478             2.43
356                                       90       18,532,290             4.91
357                                      179       57,286,034            15.19
358                                      394      126,711,377            33.60
359                                      455      145,865,882            38.68
360                                       18        9,397,173             2.49
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------
Minimum: 342
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Servicer                               Loans          Balance          Balance
--------------------------------------------------------------------------------
Bank of America                           15       $7,598,491             2.02
Downey                                     1        1,000,000             0.27
GMAC Mortgage                            682      242,528,832            64.32
Greenpoint                               494      119,547,310            31.70
GreenLight Financial                       4        1,028,757             0.27
Washington Mutual Bank                     6        5,385,250             1.43
--------------------------------------------------------------------------------
Total:                                 1,202     $377,088,640           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Originator                             Loans          Balance          Balance
--------------------------------------------------------------------------------
Alliance Bancorp                          83      $43,345,600            11.49
Alterna Mortgage                           2          535,102             0.14
American Gold Mortgage Corp.               2          665,086             0.18
American Home Mortgage                     8        1,837,820             0.49
Bank of America                           15        7,598,491             2.02
First Financial                           10        3,923,282             1.04
First Guaranty Mortgage                  127       20,492,026             5.43
Flagstrat                                  3          755,255             0.20
Flick                                      3          564,319             0.15
Greenlight                                 4        1,028,757             0.27
Greenpoint Mortgage Corporation          494      119,547,310            31.70
Homestar                                 101       20,731,307             5.50
Loan Center Of California Inc             51       16,821,358             4.46
Market Street                             12        2,444,193             0.65
Mortgage Store                            22        5,380,835             1.43
Primary Capital                            2          431,500             0.11
Provident Bank                            16        4,525,954             1.20
UBS Conduit                              241      121,075,195            32.11
Washington Mutual                          6        5,385,250             1.43
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Total:                                 1,202     $377,088,640           100.00
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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
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